===============================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 2, 2004


                                GNC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       333-116040               72-1575170
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                300 SIXTH AVENUE, PITTSBURGH, PENNSYLVANIA 15222
              (Address of principal executive offices) (Zip Code)

                                 (412) 288-4600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

            Departure of Directors or Principal Officers;
Item 5.02   Election of Directors; Appointment of Principal Officers.
---------   ---------------------------------------------------------

     On December 2, 2004, David R. Heilman, our former Executive Vice President and Chief Financial Officer, was appointed as the Executive Vice President and Chief Administrative Officer of GNC Corporation ("GNC") and of our wholly owned subsidiary, General Nutrition Centers, Inc. ("Centers"). On the same day, Curtis J. Larrimer, our former Senior Vice President of Finance and Corporate Controller was appointed as the Senior Vice President of Finance and Chief Financial Officer of GNC and of Centers.

         Mr. Heilman, age 51, served as Chief Financial Officer of GNC and Centers from December 2003 to December 2004. Since October 2000, he has also served as Executive Vice President, Chief Financial Officer and director of General Nutrition Companies, Inc. and each of its subsidiaries. Mr. Heilman joined General Nutrition Companies, Inc. in December 1994 and served as its Vice President of Strategic Planning and Corporate Development from February 1995 until October 2000. During 1994, Mr. Heilman was a consultant with Meridian Group, a private investment banking concern, and from January 1990 to December 1993, he served as the President of First Westinghouse Capital Corporation, a subsidiary of Westinghouse Financial Services. He also serves on the board of directors of National Nutritional Foods Association and St. Clair Memorial Hospital.

         Mr. Larrimer, age 49, served as Corporate Controller of GNC and Centers from February 2004 to December 2004. Since August 2001, he has also served as Senior Vice President of Finance and Corporate Controller of General Nutrition Companies, Inc. From January 1995 until August 2001, Mr. Larrimer served as Vice President and Controller of General Nutrition Companies, Inc. He began his employment with General Nutrition, Incorporated in the Budgets and Taxes department in 1980 and has held various positions, including Controller of the Retail and Manufacturing/Wholesale divisions and Assistant Corporate Controller, Vice President and Controller.

         The term of Mr. Larrimer's employment agreement expires on December 31, 2005, subject to one year extensions at the option of the company. Under the employment agreement, Mr. Larrimer receives a base salary of $185,800 per year, as adjusted from time to time, and is eligible to receive an annual, discretionary bonus. Upon Mr. Larrimer's death or disability, he will be entitled to receive his base salary for the remaining term of the employment agreement and a pro rata bonus. A copy of Mr. Larrimer's employment agreement is attached hereto as Exhibit 10.1. A copy of Mr. Heilman's employment agreement was previously filed as an exhibit to Centers' registration statement on Form S-4 and is incorporated herein by reference. Neither Mr. Heilman nor Mr. Larrimer have entered into a new compensation agreement or arrangement with either Centers or GNC, and any new agreement or arrangement entered into, if any, will be filed as an amendment to this Form 8-K.

         A copy of the press release announcing Mr. Heilman's appointment as Chief Administrative Officer, dated December 8, 2004, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing Mr. Larrimer's appointment as Chief Financial Officer, dated December 8, 2004, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.
---------     ----------------------------------

(c)   Exhibits.

10.1 Employment Agreement, dated December 5, 2003, between General Nutrition Centers, Inc. and Curtis Larrimer.

99.1          Press Release of GNC Corporation, dated December 8, 2004

99.2          Press Release of GNC Corporation, dated December 8, 2004

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 8, 2004

                                      GNC CORPORATION



                                      By:   /s/ James M. Sander
                                           -------------------------
                                           Name:    James M. Sander
                                           Title:   Senior Vice President, Chief
                                                    Legal Officer and Secretary

                                 EXHIBIT INDEX


 Exhibit
 Number       Description
 ------       -----------

10.1 Employment Agreement, dated December 5, 2003, between General Nutrition Centers, Inc. and Curtis Larrimer.

99.1          Press Release of GNC Corporation, dated December 8, 2004

99.2          Press Release of GNC Corporation, dated December 8, 2004